WARRANT CERTIFICATE

      THESE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE WARRANTS AND SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND LAWS. THESE WARRANTS AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT CERTIFICATE, AND NO TRANSFER OF THESE WARRANTS OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

                      WARRANT CERTIFICATE
             To Purchase Shares of Common Stock of
                  SIGNAL APPAREL COMPANY, INC.

                                                 500,000 Warrants

      THIS CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, WALSH GREENWOOD & CO. or its registered assigns (the "Holder"), is the registered owner of the number of Warrants specified above, each of which Warrants entitles the Holder, subject to the conditions and limitations hereinafter set forth, to purchase from SIGNAL APPAREL COMPANY, INC. a corporation organized and existing under the laws of the State of Indiana(the "Company"), one share of the Company's Common Stock, $.01 par value (the "Common Stock"), at a purchase price of $2.25 per share (the "Exercise Price"). The
Warrants shall not be terminable by the Company. The shares of Common Stock issuable upon exercise of the Warrants (and any other  or  additional  shares, securities or  property  that  may
hereafter  be  issuable  upon  exercise  of  the  Warrants)   are
sometimes referred to herein as the "Warrant Shares", and the number of shares so issuable are sometimes referred to as the "Aggregate Number" as such number may be increased or decreased, as more fully set forth herein.

     The Warrants shall be void and all rights represented hereby shall cease on the Expiration Date (as defined in Section 11).

      The Warrants represented hereby are issued on August 10, 1995 (the "Issuance Date") (such Warrants, or such lesser number thereof as shall from time to time remain unexercised, being herein collectively called the "Warrants"). The Warrants are being issued pursuant to a Credit Agreement, dated as of March 31, 1995 among the Company, Walsh Greenwood & Co. and certain of the Company's subsidiaries, as amended by a First Amendment to Credit Agreement dated as of the date hereof (collectively, the "Credit Agreement").

      Certain terms used in this Warrant Certificate are defined in Section 11 hereof. Terms and expressions in this Warrant Certificate having a defined or generally accepted meaning under the securities laws of the United States of America shall have the same meaning in this Warrant Certificate, unless the express contrary intention appears.

      The Warrants are subject to the following provisions, terms and conditions:

      1. Exercise; Issue of Certificates; Payment for Shares. The rights represented by this Warrant Certificate may be exercised by the Holder hereof, in whole or in part (but not as to fractional shares of Common Stock), to purchase a total of up to 500,000 shares, vesting at the rate of 100,000 shares for each $1 million in advances drawn by the Company upon the loan extended under the Credit Agreement (subject to the adjustments described in Section 5 hereof), by the surrender of this Warrant Certificate (with the Exercise Form annexed hereto as Schedule 1 properly completed and executed) to the Company at its principal office specified in Section 17, or its then current address, and upon payment to the Company of the Exercise Price for the Warrant Shares being purchased (i) by cash or check or bank draft in New York Clearing House funds, (ii) by tender of shares of the Company's Preferred Stock valued at $100,000 per share plus any accrued but unpaid dividends, or (iii) by the total and complete reduction of obligations of the Company under the Credit
Agreement in a dollar amount equal to the Exercise Price. The shares so purchased shall be and will be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such shares as aforesaid. Certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days, after this Warrant Certificate shall have been so exercised, and unless the Warrants have expired, a new Warrant Certificate representing the number of shares, if any, with respect to which this Warrant Certificate shall not then have been exercised shall also be delivered to the Holder hereof within such time. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such Warrant Shares as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment of the Exercise Price made as aforesaid. The Warrant Shares initially issued upon the exercise hereof shall be Common Stock. The foregoing right of exercise will expire at the close of business on the Expiration Date; provided, if such date should not be a Business Day, such expiration will not occur until the close of business on the next Business Day.

      2. Shares to be Fully Paid; Reservation of Shares; Listing. The Company covenants and agrees that: (a) all Warrant Shares will, upon issuance, be original-issue shares (and not treasury stock) fully paid and nonassessable and free from all taxes, claims, liens, charges and other encumbrances with respect to the issuance thereof; (b) without limiting the generality of the foregoing, it will from time to time take all such action as may be required to assure that the par value per share of Common Stock shall at all times be less than or equal to the Exercise Price; (c) during the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the Warrants a sufficient number of original-issue shares of its Common Stock to provide for the exercise of all the Warrants; (d) upon the exercise of the Warrants represented by this Warrant Certificate, it will, at its expense, promptly notify each securities exchange on which any Common Stock is at the time listed of such issuance and maintain a listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrants to the extent such shares can be listed.

      3. Representations and Warranties. All representations and warranties contained in Section 5 of the Credit Agreement are true and correct and incorporated herein as if made by the Company to the Holders of the Warrants.

     4.   Registration Rights.

     (a) Demand Registration Rights. On any two occasions after the Issuance Date and prior to the Expiration Date, upon the request of Holders of at least 51% of the Warrant Shares originally issued pursuant to this Warrant Certificate which are then outstanding, which Holders shall request the registration of such shares under the United States Securities Act of 1933, as amended (provided that such request covers an aggregate of at least 250,000 Warrant Shares), the Company shall file with the Commission and use its best efforts to cause to become effective as promptly as practicable (subject to the following sentence) a registration statement covering at least all of the Warrant Shares requested to be registered by such requesting Holders (any Holders of Warrant Shares requesting registration under this
Section 4(a) are "Selling Holders"), all to the extent requisite to permit the exercise or disposition in the United States, as the case may be, by the Selling Holders of the Warrant Shares so registered ("Demand Registration"); provided, however, that the Company shall not be obligated to effect a Demand Registration
(i) prior to the date which is 90 calendar days after the closing date of a previous United States public offering, (ii) if the Company has given notice to the Holders of Warrants that the Company expects to file a registration statement within 30 days and while the Company has a public offering in registration,
(iii) at any time or in any manner which is in conflict with the rights granted to Holders of registrable securities pursuant to that certain Registration Rights Agreement dated as of November 22, 1994 by and between the Company and Kidd, Kamm Equity Partners, L.P., as nominee (the "KKEP Agreement"), unless the holders of such rights have explicitly waived any such conflict in writing, or (iv) if three such Demand Registrations with respect to all or a portion of the Warrant Shares have previously been requested. Should the Company refuse to effect a Demand Registration pursuant to subsections (i), (ii) or (iii) above, such request shall not be considered on of the three rights to demand registration grnated by this Section. The Company shall promptly give written notice to all Holders of the Warrants and the Warrant Shares of the receipt by it of a request for a Demand Registration pursuant to this Section. If other selling shareholders or the Company shall also propose to include shares of Common Stock in a Demand Registration, and if the number of includable shares shall exceed the total number of shares of Common Stock proposed to be registered and/or Warrant Shares proposed to be registered (all such securities proposed to be registered, the "Registrable Securities"), the Registrable Securities shall be included in the Demand Registration in the following priority: first, the Registrable Securities held by the Holders of Warrant Shares in proportion to the respective numbers of Registrable Securities proposed to be sold by them, and second, the Registrable Securities proposed to be registered by the Company or other selling shareholders, allocated among them in such manner as they shall determine. If a Holder or Holders shall have requested a Demand Registration and the Company shall have thereafter withdrawn such registration statement, in addition to such other rights and remedies that the Holders may be entitled to, such withdrawn registration shall not be deemed to be one of the registration statements that may be requested pursuant to this Section 4(a). The Holder agrees to exercise all Warrants for which it has demanded registration of Warrant Shares on the effective date of such registration.

      (b) United States Federal and State Approval. The Company shall effect the registration or qualification of the Warrant Shares registered pursuant to this Section 4(a) and shall give such notifications to, or receive approvals of, any governmental authority under United States federal or, if reasonably requested by the Selling Holders, any United States state securities laws, or any other applicable law, or effect listing with any securities exchange on which the Common Stock is listed at such time, as may be necessary to permit the sale of the Warrants and/or the exercise of the Warrants and the sale of Warrant Shares in the manner proposed by the Selling Holders; provided, the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction.

     (c) Expenses. Subject to the limitations contained in this paragraph (c) and except as otherwise specifically provided in this Section 4, the entire costs and expenses of each registration and qualification pursuant to this Section 4, whether or not such registration shall become effective or shall be consummated, shall be borne by the Company. Such costs and expenses shall include the fees and expenses of counsel for the Company and of its accountants (including the cost of any special audit required by or incidental to such registration), all other costs and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the Warrant Shares and the costs and expenses (including fees and disbursements of counsel) incurred by the Company in connection with the qualification of the Warrant Shares under the Blue Sky laws of various jurisdictions.

      (d) Procedures. In the case of each registration or qualification pursuant to this Section 4, the Company will keep all Holders of Warrants advised in writing as to the initiation of proceedings for such registration and qualification and as to the completion thereof, and will advise any such Holders, upon request, of the progress of such proceedings. At its expense, the Company will promptly prepare and in any event, except as otherwise expressly provided herein, within 90 days after the end of the period within which requests for registration may be given to the Company, file with the Commission a registration statement with respect to the securities to be registered and use its best efforts to cause such registration statement to become effective and keep such registration and qualification in effect by such action as may be necessary or appropriate, including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration statement current and further qualification under any applicable Blue Sky or other state securities laws to permit such sale or distribution, all as reasonably requested by such Holder or Holders. At its expense, the Company will furnish to each Holder whose Warrants and/or Warrant Shares are included therein, at such Holder's expense,such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement and covering such Holder's Warrant Shares (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Warrant Shares contemplated in such registration statement. The Company will notify each Selling Holder of any securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, or of any other occurrence which, under applicable securities laws, requires the prospectus to be revised or updated (and upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available, each Selling Holder will cease to offer or sell any securities covered by the registration statement and will return all copies of the prospectus to the Company if requested to do so by it and will not sell any security of the Company until provided with a current prospectus and notice for the Company that it may resume its selling efforts). At the request of any such Selling Holder, the Company shall furnish to such Selling Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing. Notwithstanding anything to the contrary herein, any prospective Selling Holder may withdraw from a registration under this Section 4 any or all of his Warrant Shares, upon written notice to the Company given prior to the execution and delivery by such Selling Holder of a binding underwriting agreement with the prospective underwriters.

       (e) Cross-Indemnity and Contribution Agreements. In connection with the registration of Warrant Shares in accordance with this Section 4, the Company agrees to enter into an appropriate cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and each Holder of Warrant Shares included in such registration statement; and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions including, but not limited to, opinions of counsel and accountants' comfort letters, with any underwriter who acquires the Warrant Shares.

      (f) Cooperation of Selling Holders. Every Selling Holder who has any Warrant Shares included in a registration statement agrees as follows:

            (i) To furnish the Company, in writing, such appropriate information and covenants regarding the proposed methods of sale or other disposition of the Warrant Shares as the Company, any underwriter, the Commission and/or any state or other regulatory authority may request;

          (ii) To execute, deliver and/or file with or supply to the Company, any underwriter, the Commission and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements as are (A) necessary to carry out the provisions of this Warrant Certificate, (B) necessary to effect the registration or qualification of the Warrant Shares under the Securities Act and/or any of the laws and regulations of any jurisdiction, and (C) as the Company may reasonably require to ensure the transfer or disposition of the Warrant Shares is not in violation of the Securities Act or any applicable state securities laws;

           (iii) To furnish to the Company, not later than every thirty (30) days after the date of effectiveness of the registration statement, a report of the number of Warrant
     Shares sold during such thirty (30) day period; and

           (iv) To cancel any orders to sell and/or to reverse any sale of Warrant Shares which, in the reasonable belief of the Company, based upon the opinion of legal counsel experienced in securities law matters, orders and/or sales were effected in violation of the Securities Act or any applicable State securities laws.

     5.   Adjustments to Aggregate Number.

     Under certain conditions, the Aggregate Number is subject to adjustment as set forth herein.

      The Aggregate Number shall be subject to adjustment from time to time as follows and thereafter the Aggregate Number shall be deemed to be the Aggregate Number hereunder as adjusted.

      (a) In case at any time or from time to time the Company shall:

           (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock,
           (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or
           (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the Aggregate Number in effect immediately prior thereto shall be adjusted so that the Holder or Holders of Warrants shall thereafter be entitled to receive, upon exercise thereof, the number of shares of Common Stock that such Holder or Holders would have owned or have been entitled to receive after the occurrence of such event had such Warrants been exercised immediately prior to the occurrence of such event.

      (b) In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution (collectively, a "Distribution") of:

          (i)  cash (other than dividends payable out of earnings
     or   any  surplus  legally  available  for  the  payment  of
     dividends under the laws of the state of incorporation of the Company),

           (ii) any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever (other than cash), or

           (iii) any options or warrants or other rights to subscribe for or purchase any of the following: any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever, then the Holder or Holders of Warrants shall be entitled to receive upon the exercise thereof at any time on or after the taking of such record the number of shares of Common Stock to be received upon exercise of such Warrants determined as stated herein and, in addition and without further payment, the cash, stock, securities, other property, options, warrants and/or other rights to which such Holder or Holders would have been entitled by way of the Distribution and subsequent dividends and distributions if such Holder or Holders (x) had exercised such Warrants immediately prior to such Distribution, and (y) had retained the Distribution in respect of the Common Stock and all subsequent dividends and distributions of any nature whatsoever in respect of any stock or securities paid as dividends and distributions and originating directly or indirectly from such Common Stock. A reclassification of the Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this paragraph (b) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such event shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of paragraph (a) of this Section 5.

      (c) In case at any time or from time to time the Company shall (except as hereinafter provided) issue or sell any additional shares of Common Stock for a consideration per share less than the Prevailing Market Price, then the Aggregate Number in effect immediately prior thereto shall be adjusted so that the Aggregate Number thereafter shall be determined by multiplying the Aggregate Number immediately prior to such action by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus the number of such additional shares of Common Stock so issued and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued would purchase at a price equal to the Prevailing Market Price. The provisions of this paragraph (c) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under
Section 5(a). No adjustment of the Aggregate Number shall be made under this paragraph (c) upon the issuance of any additional shares of Common Stock which are issued pursuant to (1) the exercise of any of the Warrants or of any other warrant or option to purchase Common Stock outstanding as of the date of this Warrant Certificate, (2) the exercise of any Floating Rate Warrants issued pursuant to the Credit Agreement, and (3) the exercise of stock options to purchase shares of Common Stock pursuant to any stock options granted to employees of the Company or its subsidiaries pursuant to the Company's 1985 Stock Option Plan, as amended (collectively, (1), (2) and (3) the "Options").

      (d) In case at any time or from time to time the Company shall (except as hereinafter provided) take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner issue or sell any warrants or other rights to subscribe for or purchase (x) any share of Common Stock or (y) any Convertible Securities, whether or not the rights to subscribe, purchase, exchange or convert thereunder are immediately exercisable, and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be less than the Prevailing Market Price, then the Aggregate Number in effect immediately prior thereto shall be adjusted so that the Aggregate Number thereafter shall be determined by multiplying the Aggregate Number immediately prior to such action by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such warrants or other rights plus the maximum number of additional shares of Common Stock issuable pursuant to all such warrants or rights and/or necessary to effect the conversion or exchange of all such Convertible Securities and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such warrants or other rights plus the number of shares of Common Stock which the aggregate consideration for such maximum number of additional shares of Common Stock would purchase at a price equal to the Prevailing Market Price. For purposes of this paragraph (d), the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to the terms of such warrants or other rights or such Convertible Securities. No adjustment of the Aggregate Number shall be made under this paragraph (d) upon the issuance of the Options.

      (e) In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner issue or sell Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the consideration per share for the additional shares of Common Stock which may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Prevailing Market Price, then the
Aggregate  Number  in effect immediately prior thereto  shall  be adjusted so that the Aggregate Number thereafter shall be determined by multiplying the Aggregate number immediately prior to such action by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Convertible Securities plus the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the taking of such action plus the number of Common Stock which the aggregate consideration for such maximum number of additional shares of Common Stock would purchase at a price equal to the Prevailing Market Price. For purposes of this paragraph (e), (x) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Corporation for the issuance of such additional shares of Common Stock pursuant to the terms of such Convertible Securities. No adjustment of the Aggregate Number shall be made under this paragraph (e) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights if an adjustment shall previously have been made or if no such adjustment shall have been required upon the issuance of such warrants or other rights pursuant to paragraph (d) of this
Section 5.

      (f) If, at any time after any adjustment of the Aggregate Number shall have been made pursuant to paragraph (d) or (e) of this Section 5 on the basis of the issuance of warrants or other rights or the issuance of Convertible Securities, or after any new adjustments of the Aggregate Number shall have been made pursuant to this paragraph (f),

          (i) such warrants or rights or the right of conversion or exchange in such Convertible Securities shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange in respect of all or a portion of such Convertible Securities, as the case may be, shall not have been exercised, and/or

           (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights or the terms of such Convertible Securities shall be irrevocably increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the arrival of a specified date or the happening of a specified event, or such warrants or rights shall have been exercised or such convertible Securities converted at a price in excess of the minimum consideration used in the calculation of the adjustment to the Aggregate Number, such previous adjustment shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with such adjustment shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such warrants or rights or Convertible Securities on the basis of:

                    (x) treating the number of additional shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such warrants or rights or such right of conversion or exchange as having been issued on the date or dates of such exercise and for the consideration actually received and receivable therefor, and

                     (y)  treating any such warrants or rights or
          any such Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such irrevocable increase of the consideration per share for which shares of Common Stock are issuable under such warrants or rights or Convertible Securities;

and, if and to the extent called for by the foregoing provisions of this paragraph (f) on the basis aforesaid, a new adjustment of the Aggregate Number shall be made, such new adjustment shall supersede the previous adjustments rescinded and annulled.

      (g) If the Company redeems or exchanges all or any portion of its Series A or Series C Preferred Stock through the issuance or exchange of the Company's Common Stock, the Aggregate Number shall be adjusted by multiplying such Aggregate Number by a fraction the numerator of which is the total number of issued and outstanding shares of the Company's Common Stock immediately prior to such redemption or exchange plus the total of all shares of the Company's Common Stock issued in exchange for the redeemed or exchanged Preferred Stock and the denominator of which is the total number of issued and outstanding shares of the Company's Common Stock immediately prior to such redemption or exchange.

      (h) The following provisions shall be applicable to the making of adjustments of the Aggregate Number hereinbefore provided for in this Section 5:

           (i) The sale or other disposition of any issued share of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for the purposes of this Section 5.

           (ii) To the extent that any additional shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any additional shares of Common Stock or any Convertible Securities (x) are issued solely for cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or (y) are offered by the Company for subscription, the consideration received by the Company shall be deemed to be the subscription price.

           (iii) The adjustments required by the preceding paragraphs of this Section 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

           (iv)   In  computing adjustments under this Section  5
     fractional interests in Common Stock shall be taken into account to the nearest one-thousandth (.001) of a share and shall be aggregated until they equal one whole share.

           (v) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights to stockholders thereof, but abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (i) If any event occurs as to which the other provisions of this Section 5 are not strictly applicable but the lack of any provision for the exercise of the rights of a Holder or Holders of Warrants would not fairly protect the purchase rights of such Holder or Holders of Warrants in accordance with the essential intent and principles of such provisions, or, if strictly applicable, would not fairly protect the conversion rights of the Holder or Holders of Warrants in accordance with the essential intent and principles of such provisions, then the Company shall appoint a firm or independent certified public accountants in the United States (which may be the regular auditors of the Company) of recognized national standing in the United States satisfactory to the Holder, which shall give their opinion acting as an expert and not as an arbitrator as to the adjustments, if any, necessary to preserve, without dilution, on a basis consistent with the essential intent and principles established in the other provisions of this Section 5, the exercise rights of the Holders of Warrants. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein.

      (j) Within forty-five (45) days after the end of each fiscal quarter during which an event occurred that resulted in an adjustment pursuant to this Section 5, and at any time upon the request of any Holder of Warrants, the Company shall cause to be promptly mailed to each Holder by first-class mail, postage prepaid, notice of each adjustment or adjustments to the Aggregate Number effected since the date of the last such notice and a certificate of the Company's Chief Financial Officer or, in the case of any such notice delivered within forty-five (45) days after the end of a fiscal year, a firm of independent public accountants in the United States selected by the Company and acceptable to the Holder(s) (who may be the regular accountants employed by the Company), in each case, setting forth the Aggregate Number after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made. The fees and expenses of such accountants shall be paid by the Company.
      (k) The occurrence of a single event shall not trigger an adjustment of the Aggregate Number under more than one paragraph of this Section 5.

      6. Taxes on Conversion. The issuance of certificates for Warrant Shares upon the exercise of the Warrants shall be made without charge to the Holder exercising any such Warrant for any issue or stamp tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      7. Limitation of Liability. No provision hereof in the absence of the exercise of the Warrants by the Holder and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability on the part of the Holder for the Exercise Price of the Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by any creditor of the Company.

     8. Closing of Books. The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner that interferes with the timely exercise of the Warrants.

      9. Availability of Information. The Company will use its best efforts to comply with the reporting requirements of the United States Securities Exchange Act of 1934, as amended, if applicable, and will use its best efforts to comply with all other public information reporting requirements of the Commission (including rules and regulations promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Warrant Shares. The Company will also cooperate with each Holder of any Warrants in supplying such information as may be necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant Shares. The Company will deliver to any Holder, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its shareholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

     10.  Restrictions on Transfer.

     10.1 Restrictive Legends. Each certificate for any Warrant Shares issued upon the exercise of any Warrant, and each stock certificate issued upon the transfer of any such Warrant Shares (except as otherwise permitted by this Section 10) shall be stamped or otherwise imprinted with a legend in substantially the following form:
           "THE SHARES REPRESENTED BY THIS CERTIFICATE  HAVE
     NOT  BEEN REGISTERED UNDER THE UNITED STATES SECURITIES
     ACT  OF 1933, AS AMENDED, OR UNDER THE SECURITIES  LAWS
     OF   ANY  STATE.   SUCH  SHARES  MAY  NOT  BE  SOLD  OR
     TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER SUCH ACT AND LAWS."

      Each Warrant Certificate issued in substitution for any Warrant Certificate pursuant to Section 13, 14 or 15 and each Warrant Certificate issued upon the transfer of any Warrant (except as otherwise permitted by this Section 10) shall be stamped or otherwise imprinted with a legend in substantially the following form:

           "THESE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE WARRANTS AND SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND LAWS. THESE WARRANTS AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT CERTIFICATE, AND NO TRANSFER OF THESE WARRANTS OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH."

     10.2 Termination of Restrictions. The restrictions imposed by this Section 10 upon the transferability of Warrants and Warrant Shares shall cease and terminate as to any particular Warrants or Warrant Shares, (a) as to Warrant Shares, when such securities shall have been effectively registered under the
Securities Act and disposed of in accordance with the registration statement covering such securities, or (b) when in the reasonable opinion of counsel for the Holder thereof such restrictions are no longer required in order to comply with the Securities Act. Whenever such restrictions shall terminate as to any Warrants or Warrant Shares, the Holder thereof shall be entitled to receive from the Company, without expense, new certificates of like tenor not bearing the restrictive legends set forth in Section 10.1.

      11.   Definitions.   As  used in this Warrant  Certificate,
unless the context otherwise requires, the following terms have the following respective meanings:

           Aggregate Number: as set forth in the first paragraph of this Warrant Certificate and as subsequently varied pursuant to Section 5.

          Business Day: any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

           Commission: the United States Securities and Exchange Commission and any other similar or successor agency of the United States federal government administering the United States Securities Act or the Securities Exchange Act of 1934, as amended.

           Common Stock: the shares of Common Stock, $.01 par value per share, of the Company, currently provided for in the Restated Articles of Incorporation of the Company, as amended, and any other capital stock of the Company into which such shares of Common Stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such Common Stock by reason of any stock splits, stock dividends, distributions, mergers, con-solidations or like events.

           Company:   Signal  Apparel Company, Inc.,  an  Indiana
     corporation, and its successors and assigns.

           Convertible Securities: securities which by their terms are convertible into or exchangeable for Common Stock.

           Credit Agreement: the Credit Agreement, dated as of March 31, 1995, among the Company, Walsh Greenwood & Co. and certain of the Company's subsidiaries as amended by the First Amendment to Credit Agreement, dated as of August 10, 1995.

           Demand Registration: as set forth in Section 4.1(a) hereof.

           Distribution:   shall  have the meaning  specified  in
     Section 5(b).

          Exercise Price: as set forth in the first paragraph of this Warrant Certificate.

           Expiration Date: this Warrant Certificate will expire and the Warrants issued hereby will become null and void on the earlier of three years from the date the last Warrants vest or three years from the Termination Date of the Credit Agreement.

          Issuance Date:  August 10, 1995.

           Holder or Holders: as set forth in the first paragraph of this Warrant Certificate.

          KKEP Agreement:  as set forth in Section 4(a) hereof.

          Options:  as set forth in Section 5(c) hereof.

          Person: an individual, corporation, partnership, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

           Prevailing Market Price: The average of the daily closing prices of 30 consecutive trading days immediately preceding the day in question after appropriate adjustment for stock dividends, subdivisions, combinations or reclas-sifications occurring within said 30-day period. The closing price for each day shall be the average of the closing bid and asked prices as furnished by a New York Stock Exchange member firm or National Association of Securities Dealers, Inc. member firm, selected from time to time by the Corporation for that purpose, or, in the event that the Common Stock is listed or admitted to trading on one or more national securities exchanges (or as a NASDAQ National Market System security), the last sale price on the NASDAQ system or on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, in case no reported sale takes place on such day, the average of the reported closing bid and asked prices on the NASDAQ system or such principal exchange.

           Registrable Securities: as set forth in Section 4(a) hereof.

           Securities Act:  the United States Securities  Act  of
     1933, as amended (or any successor statute).

          Selling Holders: as set forth in Section 4(a) hereof.

           Warrants: as set forth in the third paragraph of this Warrant Certificate.

          Warrant Shares: as set forth in the first paragraph of this Warrant Certificate.

      12. Acquisition of Warrants. Holder represents that it is acquiring the Warrants represented by this Warrant Certificate and, upon any exercise of such Warrants, will acquire Common Stock hereunder for its own account for the purpose of investment, and not with a view to the public distribution thereof within the meaning of the Securities Act, subject to any requirement of law that the disposition thereof shall at all times be within the control of the Holder. The Holder further represents and acknowledges that it is an "Accredited Investor" within the meaning of Regulation D under the Securities Act.

      13. Warrants Transferable. These Warrants are issued as unregistered Warrants. Subject to the provisions of Section 10, the transfer of any Warrant and all rights hereunder, in whole or in part, is registrable at the office of agency of the Company referred to in Section 1 hereof by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant Certificate with the properly completed Form of Assignment in the form annexed hereto as Schedule 2. The transfer of any Warrant or any rights thereunder may be effected only by the surrender of such Warrant at the office or agency of the Company and until due presentment for registration of transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes, and the Company shall not be affected by notice to the contrary. No transfer shall be effective until this Warrant Certificate has been surrendered to the Company as provided herein and the replacement Warrant Certificate issued to the transferee has been duly executed by the Company. Only Warrants which shall have vested in accordance with Paragraph 1 shall be transferable, and the replacement Warrant Certificate(s) shall indicate that such Warrants are fully vested.

       14. Warrant Certificates Exchangeable for Different Denominations. This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder at such office or agency of the Company, for a new Warrant Certificate of like tenor representing in the aggregate the right to purchase the number of shares that may be purchased hereunder, each of such new Warrant Certificates to represent the right to purchase such number of shares as shall be designated by such Holder at the time of such surrender. Such Warrant Certificate shall not be valid until duly executed by the Company.

      15. Replacement of Warrant Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond (or, in the case of the original Holder hereof or any substantial financial institution to which any Warrants represented by this Warrant Certificate may be transferred, an unsecured indemnity agreement) reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor. Such Warrant Certificate shall not be valid until duly executed by the Company.

      16.  Certificate Rights and Obligations Survive Exercise of
Warrants.   The  rights and obligations of the Company  contained
herein shall survive until the exercise of all of the Warrants or the Expiration Date, whichever is earlier.

       17. Notices. All notices, requests and other communications required or permitted to be given or delivered to the Holders of Warrants shall be in writing, and shall be delivered or shall be sent by airmail, if overseas, certified or registered mail postage prepaid and addressed, to each Holder at the address shown on such Holder's Warrant certificate, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests and other communications required or permitted to be given or delivered to the Company shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed to the office of the Company, (return receipt requested) P.O. Box 4296, Manufacturer's Road, Chattanooga, Tennessee 37405, Attention: Treasurer, with a copy to Witt, Gaither & Whitaker, P.C., 1100 American National Bank Building, Chattanooga, Tennessee 37402-2608, Attention: John F. Henry, Jr., Esquire, or at such other address as shall have been furnished to the Holders of Warrants by notice from the Company. Any such notice, request or other communication may be sent by telegram or telex, but shall in such case be subsequently confirmed by a writing delivered or sent by certified or registered mail as provided above. All notices shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram or telex) any officer or employee of the person entitled to receive such notice at the address of such person for purposes of this Section 17, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be.

      18. Amendments. Neither this Warrant Certificate nor any term or provision may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, provided that any change or waiver of any term or provision hereof, and any consent or direction given hereunder by the Holders may be effected by the Holders of 51% in interest of the Warrants originally issued pursuant to this Warrant Certificate on the Issuance Date, except that no change or waiver that would (i) increase the Exercise Price of any Warrant or reduce the Aggregate Number, (ii) change or waive any of the provisions of Section 4 in connection with the registration rights of Holders of Warrants or (iii) change or waive any of the provisions of this Section 18 as to the requisite percentage of the Holders of the Warrants required to effect any change or wavier of any provision of this Warrant Certificate, shall be effective as to any Holder without the consent of such Holder.

     19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws thereunder.

      IN  WITNESS  WHEREOF, the Company has caused  this  Warrant
Certificate to be executed by its duly authorized officer and this Warrant Certificate to be dated August 10, 1995.

                                   SIGNAL APPAREL COMPANY, INC.

                                   By /s/William H. Watts, CFO
                                     --------------------------


                           Schedule 1

                 EXERCISE FORM FOR CASH EXERCISE

[To be executed only upon exercise of Warrant with cash payment of exercise price]

To:  SIGNAL APPAREL COMPANY, INC.

      The undersigned irrevocably exercises ________________ of the Warrants for the purchase of one share (subject to adjustment) of Common Stock, $.01 par value per share, of SIGNAL APPAREL COMPANY, INC. for each Warrant represented by the within Warrant Certificate and herewith makes payment of $_________ (such payment being in cash or by check or bank draft in New York Clearing House funds payable to the order of Signal Apparel
Company, Inc., all at the exercise price and on the terms and conditions specified in the within Warrant Certificate, surrenders the within Warrant Certificate and all right, title and interest therein (except as to any unexercised Warrants) to Signal Apparel Company, Inc. and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:_______________________

                              ______________________________
                              (Signature of Owner)

                              ______________________________

                              ______________________________
                              (Address)
________________________
(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Any   unexercised  Warrants  evidenced  by  the  within   Warrant
Certificate to be issued to:

Please insert social security or identifying number:

Name:

Address:

        EXERCISE FORM FOR EXERCISE WITH PREFERRED SHARES

[To be executed only upon exercise of Warrant with payment of exercise price in shares of the Company's Preferred Stock]

To:  SIGNAL APPAREL COMPANY, INC.

      The undersigned irrevocably exercises ________________ of the Warrants for the purchase of one share (subject to adjustment) of Common Stock, $.01 par value per share, of SIGNAL APPAREL COMPANY, INC. for each Warrant represented by the within Warrant Certificate and herewith makes payment of $_________ (such payment being made through surrender of shares of the Preferred Stock of SIGNAL APPAREL COMPANY, INC., having a stated value equal to such amount plus all accrued but unpiad dividends) all at the exercise price and on the terms and conditions specified in the within Warrant Certificate, surrenders the within Warrant Certificate and all right, title and interest therein (except as to any unexercised Warrants) to SIGNAL APPAREL COMPANY, INC. and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:_______________________



                              ______________________________
                              (Signature of Owner)

                              ______________________________


                              ______________________________
                              (Address)
________________________
(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Any   unexercised  Warrants  evidenced  by  the  within   Warrant
Certificate to be issued to:

Please insert social security or identifying number:

Name:

Address:


      EXERCISE FORM FOR EXERCISE THROUGH DEBT CANCELLATION

[To be executed only upon exercise of Warrant with payment of exercise price through cancellation of the Company's indebtedness under the related Credit Agreement]

To:  SIGNAL APPAREL COMPANY, INC.

      The undersigned irrevocably exercises ________________ of the Warrants for the purchase of one share (subject to adjustment) of Common Stock, $.01 par value per share, of SIGNAL APPAREL COMPANY, INC. for each Warrant represented by the within Warrant Certificate and herewith makes payment of $_________ (such payment being made through extinguishment of an equal amount of the principal debt due to the undersigned pursuant to that certain Credit Agreement dated as of March ___, 1995 among SIGNAL APPAREL COMPANY, INC., WALSH GREENWOOD & CO. and certain subsidiaries of Signal Apparel Company, Inc.), all at the exercise price and on the terms and conditions specified in the within Warrant Certificate, surrenders the within Warrant Certificate and all right, title and interest therein (except as to any unexercised Warrants) to SIGNAL APPAREL COMPANY, INC. and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:_______________________
                              WALSH GREENWOOD & CO.

                              ______________________________
                              (Signature of Owner)

                              ______________________________

                              ______________________________
                              (Address)
________________________
(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Any   unexercised  Warrants  evidenced  by  the  within   Warrant
Certificate to be issued to:

Please insert social security or identifying number:

Name:

Address:
                           Schedule 2



                        FORM OF TRANSFER


      FOR VALUE RECEIVED the undersigned registered Holder of the within Warrant Certificate hereby transfers to the Assignee(s) named below the following number of Warrants:


Names of                                     Number of
Assignees           Address                  Warrants







Date:_______________________


                              ___________________________(1)
                              (Signature of Holder)


                              ______________________________



                              ______________________________
                              (Address)





________________________

(1)  The  signature must correspond with the name as written upon
     the   face  of  the  within  Warrant  Certificate  in  every
     particular, without alteration or enlargement or any change whatsoever.